                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 2 TO
                               SECURITY AGREEMENT

                  THIS AMENDMENT NO. 2 (the "AMENDMENT"), dated as of March 5, 2003, is by and between INTERLEUKIN GENETICS, INC., a Delaware corporation (the "COMPANY"), and PYXIS INNOVATIONS INC., a Delaware corporation ("PYXIS").

                  The Company and Pyxis are parties to a Security Agreement dated as of October 23, 2002, as amended January 28, 2003 (the "AGREEMENT"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

                  The parties agree as follows:

1. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the text of Section 2 that is set forth as follows:

                           2. INDEBTEDNESS SECURED. The foregoing security interest is given to secure payment and performance of all obligations and indebtedness that Debtor now and in the future owes to Secured Party under this Agreement and the obligations and indebtedness evidenced by the following instruments, documents, or agreements which Debtor has signed:

                 INSTRUMENT, DOCUMENT OR AGREEMENT     DATE                AMOUNT
                 ---------------------------------     ----                ------
                 Note Purchase Agreement,              October 23, 2002
                           as amended
                 Amended and Restated Promissory Note  October 23, 2002    $500,000
                 Amended and Restated Promissory Note  November 14, 2002   $500,000
                 Amended and Restated Promissory Note  December 16, 2002   $500,000
                 Amended and Restated Promissory Note  January 28, 2003    $500,000
                 Promissory Note(s)                    *                   up to $1,500,000
                 Promissory Note                       *                   $525,000 (plus interest)

                 Every other promissory note given under the Note Purchase Agreement, as amended

                  The indebtedness, obligations and any other item that this security interest secures are collectively called the "INDEBTEDNESS."

                  * The promissory note(s) for up to $1,500,000 and the promissory note for $525,000 (plus interest) shall be delivered pursuant to Section 2.3 of the Note Purchase Agreement, as amended.

2. Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                      * * *
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                  This Amendment No. 2 to Security Agreement is signed as of the date first written above.


                                             INTERLEUKIN GENETICS, INC


                                             By /s/ Fenel M. Eloi
                                                --------------------------------
                                                Fenel M. Eloi
                                                Its Chief Financial Officer


                                             PYXIS INNOVATIONS INC.


                                             By /s/ Beto Guajardo
                                                --------------------------------
                                                Beto Guajardo
                                                Its Duly Authorized Agent


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